EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Avid Technology, Inc. (the “Company”) for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gary G. Greenfield, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Ken Sexton, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 9, 2012	/s/ Gary G. Greenfield
Gary G. Greenfield
Chairman of the Board of Directors, Chief Executive
Officer and President (Principal Executive Officer)

Date:	November 9, 2012	/s/ Ken Sexton
Ken Sexton
Executive Vice President, Chief Financial
Officer and Chief Administrative Officer (Principal Financial Officer)